EXHIBIT 32.1(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Inco Limited on Form 10-Q/ A (Amendment No. 1) amending the Quarterly Report of Inco Limited (the “registrant”) on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (this Form 10-Q, as amended by Amendment No. 1, the “report”), I, Scott M. Hand, Chairman and Chief Executive Officer, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 10, 2004

/s/ SCOTT M. HAND

Name: Scott M. Hand

Title:	Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.§1350 and is not being filed as part of the report or as a separate disclosure document.

25